Supplement to the
Fidelity Advisor Short-Intermediate Municipal Income Fund Class A, Class T, Class B, and Class C
February 28, 2004
Prospectus

Shareholder Meeting. On or about April 14, 2004, a meeting of the shareholders of Fidelity Advisor Short-Intermediate Municipal Income Fund will be held to vote on various proposals. Shareholders of record on February 17, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-877-208-0098 to request a free copy of the proxy statement.

Effective April 2, 2004 the following information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 13 has been changed as follows.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

ASTM-04-03 April 2, 2004
1.790659.103